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Exhibit 32.01

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the Annual Report of Valero L.P. (the Partnership) on Form 10-K for the year ended December 31, 2005, as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Curtis V. Anastasio, President and Chief Executive Officer of Valero GP, LLC, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

        1.     The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

        2.     The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.

/s/ CURTIS V. ANASTASIO Curtis V. Anastasio Senior Vice President and Chief Financial Officer March 14, 2006

        A signed original of the written statement required by Section 906 has been provided to Valero L.P. and will be retained by Valero L.P. and furnished to the Securities and Exchange Commission or its staff upon request.

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the Annual Report of Valero L.P. (the Partnership) on Form 10-K for the year ended December 31, 2005, as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Steven A. Blank, Senior Vice President and Chief Financial Officer of Valero GP, LLC, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

        1.     The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

        2.     The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Partnership.

/s/ STEVEN A. BLANK Steven A. Blank President and Chief Financial Officer March 14, 2006

        A signed original of the written statement required by Section 906 has been provided to Valero L.P. and will be retained by Valero L.P. and furnished to the Securities and Exchange Commission or its staff upon request.

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  Exhibit 32.01